                                NATIONWIDE LOGO


                                 NATIONWIDE(R)
                             VA SEPARATE ACCOUNT-C

              (FORMERLY FINANCIAL HORIZONS VA SEPARATE ACCOUNT-3)

                                 ANNUAL REPORT
                                       TO
                                CONTRACT OWNERS
                               DECEMBER 31, 1996


                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                          HOME OFFICE: COLUMBUS, OHIO

                                NATIONWIDE LOGO

                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                   ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215


                                     PHOTO


                              PRESIDENT'S MESSAGE

On behalf of Nationwide Life and Annuity Insurance Company, we are pleased to bring you the 1996 annual report of the Nationwide VA Separate Account-C.

The U.S. economy is enjoying the rewards of a stable political system and a globally competitive business sector. These good times will last, although not all years will show the stellar performance of the last two years. 1997 may be the year in which normalcy will return.

The economic expansion has lasted six years already, and all resources are more or less fully employed. The job market in particular is showing some strains, and wages are rising a bit faster than before. Also, the competitive pressures from abroad are increasing due to a sharp rise in the exchange value of our currency. Business will be hard pressed under those conditions to continue showing above-average profit increases. For the economy as a whole, inflation has hit the low point in this business cycle and will slowly but surely be a more important variable for monetary policy.

In the last few years, and especially in 1996, our economy expanded faster than the natural rate of growth. This cannot continue without creating bottlenecks that in turn induce price increases. Either the economy will slow under its own weight or the Federal Reserve will have to step in. Some indicators point to a softening of business activity. But whether this is enough will be a close call.

Again, the long-term trend is very positive for the U.S., its business activity, and its financial markets. However, 1997 might turn out to have some more surprises than anticipated right now.


                              /s/ JOSEPH J. GASPER
                              -------------------------------
                                  Joseph J. Gasper, President

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Contents

HOW TO READ THE ANNUAL REPORT                                                                                            4
     Explanation on how to read and understand
     the various financial reports

A FEW WORDS ABOUT OUR FUNDS                                                                                              6

FUND PERFORMANCES                                                                                                       11

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY                                                            13

STATEMENTS OF OPERATIONS AND CHANGES
IN CONTRACT OWNERS' EQUITY                                                                                              15

NOTES TO FINANCIAL STATEMENTS                                                                                           16

SCHEDULES OF CHANGES IN UNIT VALUE                                                                                      18

INDEPENDENT AUDITORS' REPORT                                                                                            20


The discussions refer to a stock market index. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of 500 U.S. common stocks and the historical performance assumes the reinvestment of dividends.

The performance figures quoted by the fund managers do not include the annual mortality, expense and administration charges of the annuity contract. The Fund's portfolio is subject to change.

How to Read the Annual Report

This Annual Report is sent to all customers who own a Nationwide annuity with all or some of the funds in the Nationwide VA Separate Account-C (the Account). The Account is a separate account trust which offers investment options in eight mutual funds from three mutual fund houses. An explanation of the funds and their objectives can be found on pages 6 through 10.

The Annual Report has three major financial sections.

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

This statement, beginning on page 13, lists all the funds in the Account, the number of shares owned, the amount paid for the shares (i.e., cost) and their market value on December 31, 1996. The funds are presented in alphabetical order by investment company. The market value of the assets change as the underlying mutual fund shares change in value. As contract owners make exchanges between the funds, the number of shares in each fund increases and decreases. When money is deposited (withdrawn) by contract owners, shares of the mutual funds are bought (sold) by the Account. The total market value of the funds is equal to the Total investments.

Accounts receivable, if applicable, is an asset of the Account for money market fund shares added to the contract owners' accounts, but not yet added to Total investments. Total investments plus Accounts receivable equals Total assets.

Accounts payable, if applicable, is a liability of the Account for money market fund shares deducted from the contract owners' accounts, but not yet deducted from Total investments.

Total assets minus Accounts payable equals Contract owners' equity. For a summary of Contract owners' equity by fund series turn to page 14.

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

These statements, found on page 15, show the activity in the Account for the periods stated herein.

The Investment activity section shows the changes in unrealized gain (loss) of the mutual funds in the Account, realized gain (loss) as shares of the funds are bought (sold), mortality, expense and administration charges which are assessed through the daily unit value calculation, and dividends and capital gains earnings from the underlying mutual funds.

The Equity transactions section illustrates the receipt of purchase payments by the Account as new contracts are sold, existing contract owners deposit additional funds; and deductions from the Account when money is withdrawn, contracts are canceled, annuity benefits are paid, and annual contract maintenance charges and contingent deferred sales charges are assessed.

Net change in contract owners' equity equals Investment activity plus Equity transactions.

The Contract owners' equity at the beginning of the period plus the Net change in contract owners' equity equals the Contract owners' equity at the end of the period. Contract owners' equity at the end of the calendar year will equal the Contract owners' equity at the beginning of the next year.

SCHEDULES OF CHANGES IN UNIT VALUE

As a contract owner, you invest in the mutual funds offered in your annuity contract. However, you do not buy shares of the mutual fund. Instead, the Account buys shares of the fund and you in turn purchase units of the Account. Except for the units surrendered for the annual contract maintenance charge, the number of units you own will not change unless you contribute to or withdraw money from your account. The value of your contract can change based on the value of the units you own. For example, if you purchase 100 units at $10 per unit, the value of your contract is $1,000. If the value of the units increases to $12 per unit, your contract value increases to $1,200. Therefore, to determine the value of your account, multiply the number of units of each fund you own by the fund's unit value.

The Schedules of Changes in Unit Value show you the unit value at the beginning of the period and at the end of the period. The percentage increase (decrease) in unit value shows how it changed in value. This is computed by subtracting the beginning unit value from the ending unit value and dividing the difference by the beginning unit value. This can be used as a measure of the performance of the funds over the periods reported herein.

As you review the following pages of the Annual Report, the Notes to Financial Statements beginning on page 16 will also help explain and clarify the various statements and schedules.

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A Few Words About Our Funds


FIDELITY LOGO


VARIABLE INSURANCE PRODUCTS FUND

EQUITY-INCOME PORTFOLIO

OBJECTIVE - To seek reasonable income by investing primarily in income-producing equity securities.

AN INTERVIEW WITH STEPHEN PETERSON, PORTFOLIO MANAGER

NOTE TO SHAREHOLDERS: Stephen Peterson began managing the fund on January 6, 1997 and did not manage the fund during the past year.

Q. HOW DID THE FUND PERFORM, STEPHEN?

A. While performing well on an absolute basis, the fund underperformed the Standard &Poor's 500 Index which returned 22.95% for the 12 months ended December 31, 1996.

Q. WHY WERE THE FUND'S RETURNS DISAPPOINTING DURING THE PAST SIX MONTHS?

A. There are a couple of reasons. Primarily, though, it's because of the equity income style of investing that this fund follows. Equity income fund managers seek to own stocks of quality companies that also have attractive dividend yields equal to or greater than the market average. Having that sort of orientation attracts equity income style managers to utility stocks, financial stocks and cyclical stocks such as automobiles and basic industries. As a group, the industries I just mentioned - with the exception of financial stocks
- performed well on an absolute basis but underperformed the overall market during the past year. As in 1995, the strong performance of the overall stock market was primarily concentrated in technology stocks and larger market-capitalization stocks such as Coca Cola and Gillette.

Q. AND THE FUND DIDN'T HAVE LARGE HOLDINGS IN MANY OF THE OUTPERFORMING STOCKS?

A. Exactly. The past 12 months have not really been a stock picker's market, but one in which the S&P 500 managed to outperform most actively managed mutual funds such as this one. Also, the fund had a fairly large weighting in mid-cap stocks that also underperformed the market average.

Q. WHAT HOLDINGS DID PERFORM WELL?

A. Some of the fund's top holdings performed well. Specifically, General Electric, IBM and Philip Morris. The fund also was helped by its weighting in financial stocks such as Aetna, FNMA, Citicorp and American Express. However, some of the fund's utility stocks and convertible bonds were drags on performance.

Q. YOU TOOK OVER THE FUND IN EARLY JANUARY 1997. WHAT ARE YOUR PLANS FOR THE FUND? WHAT CHANGES CAN SHAREHOLDERS EXPECT FROM YOU?

A. As an equity income manager my investment strategy is to look for better-than-average yielding large-cap stocks with attractive attributes that will lead to capital appreciation over time. I try to buy stocks that are currently out-of-favor within this framework, and try to avoid taking large positions in certain segments of the market, such as mid-cap stocks or convertible bonds. Once the out-of-favor stocks appreciate, I sell them and buy other out-of-favor stocks. Mine is a methodical, straight-forward process that emphasizes individual stock picking more than anything else.

Q. WHAT DO YOU LOOK FOR IN DIVIDEND-YIELDING STOCKS?

A. I usually buy stocks that have dividend yield equal to or above the average yield of the S&P 500 - currently about 2%. If I own companies with lower yields, it's because the company has decided to distribute excess capital to shareholders in other ways such as stock repurchase programs. This is consistent with my strategy of owning companies that are strong income producers with higher-than-average dividends, along with stocks of undervalued companies that I think have the potential to appreciate over time.

Q. DOES THE FUND OWN TURNAROUND STOCKS OR COMPANIES THAT ARE UNDERGOING POSITIVE CHANGE?

A. Yes. While my goal is to have the fund primarily invested in quality companies with consistent earnings growth, I would like to own some companies that haven't performed well in the market recently, and therefore may have lower valuations and better opportunity for capital appreciation. It's an approach I've used in the past with some other funds I've managed and it's worked well.

Q. WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. I don't sense that there's been any significant change in the mood of the market - it still favors consistent earnings growth. Since the market continues to reward stocks of large-cap, consistent earnings companies, it's quite difficult to outperform the general market, especially with the equity income style of investing. However, as everyone knows, the economic recovery has been underway since 1991 - historically, quite a long period of time for a strong economy without an interruption or correction. Therefore, I'm trying to structure the fund so it can perform relatively well when and if the market changes course. While I think the outlook for this fund remains good, investors should be cautious after two years of more than 20% returns from the overall market.

OVERSEAS PORTFOLIO

OBJECTIVE - To seek long term growth of capital primarily through investments in foreign securities.

AN INTERVIEW WITH RICHARD MACE, PORTFOLIO MANAGER

Q. RICK, HOW DID THE FUND PERFORM?

A. For the 12-month period that ended December 31, 1996, the fund outperformed the Morgan Stanley Capital International EAFE Index - which tracks the performance of stocks in Europe, Australia and the Far East. The index had a total return of 6.05% for the period.

Q. WHAT WERE SOME OF THE MORE SIGNIFICANT CHANGES YOU MADE TO THE PORTFOLIO OVER THE COURSE OF THE YEAR?

A. I continued to sell Japanese stocks in order to keep the fund underweighted in Japan relative to the EAFE Index. I've placed the proceeds from these sales in European cyclical stocks - which tend to benefit from a strong economy. This strategy has been effective in moving the fund into undervalued European equities that I believe have appealing risk/reward characteristics. It also has limited the fund's exposure to the negative effects of the weak Japanese yen and the underperforming Japanese stock market.

Q. DOES THIS MEAN YOU HAVE A NEGATIVE VIEW ON JAPAN?

A. Not at all. In fact, I solidified the fund's position in what I consider my value holdings in Japan. These are companies that I believe will benefit from the weak yen, the recent Japanese economic revival, world economic growth and solid management intent on raising the value of their businesses. I only invest with conviction, and I believed in the fund's remaining Japanese holdings. Some examples included Toyota and Honda, and broad-based export companies such as Canon.

Q. BASED ON YOUR INVESTMENTS DURING THE PERIOD, YOU SAW OPPORTUNITIES IN EUROPE. . .

A. Six months ago, I saw great potential in Europe. Stocks were generally undervalued, there was the potential for economic recovery and some companies were taking steps to raise shareholder value. Some stocks have appreciated and realized their underlying value. Economic growth has come, although not as uniformly as I would have hoped. Additionally, many more corporate managements have been proactive in growing the value of their businesses by restructuring their balance sheets, selling off poor-performing subsidiaries and redeploying excess cash more efficiently.

Q. WHAT SPECIFIC TYPES OF COMPANIES DID YOU LIKE IN EUROPE?

A. As I said before, I looked for cyclical names - especially in the energy sector. I believed many European energy stocks' prices did not reflect rising oil prices and were discounting lower oil prices that never came to pass. Some energy stocks in the fund were Total, Royal Dutch Petroleum, Shell and British Petroleum.

Q. MANY OF THE FUND'S CANADIAN HOLDINGS ARE RELATIVELY NEW TO THIS PORTFOLIO. WHAT WAS THE STORY THERE?

A. Many Canadian oil and gas, natural resources and bank stocks were attractively valued during the period. Two additions included Canadian Natural Resources and Inco.

Q. DID YOU HAVE ANY DISAPPOINTMENTS?

A. Yes. One would be the weakness of the Japanese market. I consider another to be the legal and governmental impediments to recognizing shareholder value in Europe. For example, it's not yet legal in many European countries for corporations to buy back stock, even though many corporate managements seek to do so. I also continue to be disappointed by the problems that arise from partial government own-ership of companies. Take the case of Eramet, which is one of the fund's French holdings. It's been reported in the media that the French government, a partial owner of Eramet, is pressuring the company's management to sell a nickel mine it owns in the colony of New Caledonia. The government has denied the report. However, it's also been reported that the government will take steps to oust the management if they choose not to comply. I think it's unfortunate that the government is unduly influencing management's decision making process.

Q. WHAT'S YOUR OUTLOOK?

A. I'm hopeful that the economic recoveries that have begun in Europe and Japan will continue. I think the key to a company's stock price will be the company's shareholder-friendly attitude, reflected in stock buybacks or a proactive management. Therefore, I will try to position the fund in companies that could benefit from economic growth and that are focused on providing returns for shareholders.


NATIONWIDE LOGO


NATIONWIDE(R) SEPARATE ACCOUNT TRUST

MONEY MARKET FUND

OBJECTIVE - To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

NARRATIVE BY KAREN MADER, FUND MANAGER

For the last seven sessions the Federal Open Market Committee has left the Federal Funds rate unchanged. The last time the Federal Reserve changed the direction of the interest rates was in January 1996 when they lowered the Federal Funds rate to its current rate of 5.25% from 5.50%. Economic indicators throughout 1996 suggested that the economy was growing at a modest rate with low inflationary pressures.

Economists offered a mixed forecast for 1997. Week to week, economic indicators continue to paint an obscure picture as to the exact state of the economy.

At December 31, 1996, the Separate Account Money Market fund had assets of $984 million with an average maturity of 38 days. 92% of the Fund was invested in first tier commercial paper. Commercial paper continues to have a yield advantage over other money market instruments. The remaining 8% was invested in U.S. Government and Canadian Obligations.

The Fund continues to invest in only the highest rated money market instruments. An internal credit review is completed on every issuer before investment.

TOTAL RETURN FUND

OBJECTIVE - To obtain a reasonable long-term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

NARRATIVE BY JOHN M. SCHAFFNER, FUND MANAGER

The Total Return Fund's performance in 1996 was positively influenced by several sectors. The technology stocks it holds, such as IBM and Hewlett-Packard had strong gains. Financial stocks, including all the brokerage stocks, Mellon Bank, and Allstate Insurance also had good appreciation. The drug stocks, particularly Warner-Lambert also had good gains, as did several chemical companies, including DuPont, Monsanto, Air Products and Crompton &Knowles. On the negative side, AT&T had very poor performance, with Sprint not a great deal better. MCICorp. was also having a poor year until the announced merger with British Telecom increased it to a more respectable result. The Fund currently has about an 8% weighting in these long distance stocks, and although we still think they are well positioned long term, and undervalued, fear of increased competition, plus poor reported results for AT&T led to a significant drag on Fund performance this year. Several other stocks in which we have significant positions, such as Equitable, Comcast, and PepsiCo, all of which we do like long-term, had either small losses or minuscule gains versus a very strong market this year, also inhibiting Fund results.

The Total Return Fund's strategy has always included a strong element of value. For most of 1995, and all of 1996, this type of strategy has been out of favor in the stock market. Momentum and indexing strategies have led to stocks with relatively high valuations performing well by going to even higher valuations.

History, and numerous studies have repeatedly shown that investing in highly valued stocks is a risky and poor-performing long term strategy. Therefore, the Total Return Fund has stuck to its approach, and will continue to do so. This approach, especially in the recent environment of high relative valuations, has included more of buying stocks we like long-term, on news that disappoints short term investors. PepsiCo, Comcast and Olsten are examples of this, plus the more recent addition of Electronic Data Systems. We have also continued to add to our energy stocks, not because of disappointment but because of good long term fundamentals combined with still-attractive valuations.

While I would certainly like to see better performance from the Fund versus its peers and the market indexes, I believe this will come from continuing our current strategies, which are sound, and by continuing to pursue the Fund's objectives by taking on less risk, rather than more.


THE ONE GROUP LOGO


REPORT FROM THE INVESTMENT ADVISOR

1996 proved to be a rewarding year for stock investors, and a challenging one for bond enthusiasts. Stocks maintained the strength they exhibited during 1995 and posted impressive double-digit returns. Bond returns, on the other hand, slipped back into the low single digits, as the market was plagued with volatility.

STOCK MARKET CONTINUES TO SOAR

The stock market enjoyed another record-breaking year in 1996. Most of the market's strength was due to solid corporate earnings coupled with subdued inflation and relatively low interest rates.

The Dow Jones Industrial Average, for example, reached several milestones during the year. By early October, the Index had topped 6000 for the first time. And, just a few weeks later, on November 25, the Dow closed at 6548, its high point for the year.

The Standard & Poor's 500 Index, a popular benchmark for measuring stock market performance, was up 22.95% for the year the second consecutive year in which the Index's return topped 20%.

We are pleased to report that The One Group domestic stock funds provided attractive returns during the year. All of the funds participated in the market rally and kept pace with their respective benchmark indexes. Furthermore, each posted strong double-digit returns.

It was difficult for most stock fund managers to match the returns on the S&P 500 during 1996, mainly because the best price moves came from the very biggest growth stocks. Most stock funds have holdings in medium- and small-company stocks, which did not experience the same price increases as their larger counterparts. Neither did value stocks, which, in general, underperformed their growth-oriented peers.

VOLATILITY LEADS TO LACKLUSTER BOND RETURNS

The taxable bond market went on a roller coaster ride during 1996, first falling, then coming back up, then declining again. The first six months of the year were characterized by volatility and negative performance, as a strong economy pushed interest rates up and bond prices down.

In the second half of the year, the bond market staged a comeback. Economic growth slowed down, and interest rates reverted back to their late 1995 levels. In addition, foreign demand for high-quality U.S. bonds helped boost the market's performance.

Then in December signs of a stronger economy began to emerge. As a result, all segments of the domestic bond market again experienced declines, eliminating about half the gains made during the previous five months. The market ended the year with lackluster returns.

Despite this difficult environment, we are pleased to report that The One Group fixed income funds offered relatively strong returns, outperforming their respective Lipper Analytical Services mutual fund peer groups for the 12-month period. (Lipper is a well-respected mutual fund research firm that tracks and compares returns for groups of funds with similar investment objectives.)

We attribute this to two strategies: maintaining a neutral duration stance versus the benchmarks, and sector selection. (Duration is a measure of a bond fund's sensitivity to interest rate changes. A lower number indicates less sensitivity; a higher number indicates greater sensitivity.) A neutral duration stance allowed our funds to temper some of the price volatility seen during the period. Furthermore, by focusing on bonds in the mortgage-backed and corporate sectors, our funds captured the yield advantage that these securities offered compared to Treasury securities.

KEEP PERFORMANCE IN PERSPECTIVE

As strong as the stock market's returns were during 1996, and as disappointing as the bond market's results were, it's important to keep performance - whether good or bad - in perspective. Returns in any single year shouldn't influence your long-term investment strategy.

It's highly unlikely that, over the long term, the stock market will remain as strong as it has been during the past two years, or that the bond market will remain as volatile. While short-term returns may fluctuate, over the long term the markets tend to adjust for periodic ups and downs so that performance evens out.

OUR THANKS TO YOU

Thank you for the confidence you have shown in The One Group Investment Trusts. Your ongoing support is appreciated as The One Group continues to help you reach your investment goals.

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Fund Performances

-----------------------------------------------------------------------------------------------------------------------------
                        Total Return: Assuming Contract Not Surrendered** (Non-Standardized)
          Approximate Percent Change in Net Assets with Capital Gains and Income Dividends Reinvested
-----------------------------------------------------------------------------------------------------------------------------
                                                             Non-Annualized Percent Change***    Annualized Percent Change***
                                             Inception     1 Yr. to     5 Yr. to    Inception to   5 Yr. to   Inception to
 Funds++                                       Date*+      12/31/96     12/31/96+     12/31/96+    12/31/96     12/31/96
-----------------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND
  Equity-Income Portfolio                     10/09/86       12.79%       114.09%       217.61%      16.44%       11.96%
  Overseas Portfolio                          01/28/87       11.74%        44.97%        86.66%       7.71%        6.49%

  NATIONWIDE SEPARATE ACCOUNT TRUST
  Money Market Fund                           11/10/81        3.74%        14.82%       133.28%       2.80%        5.75%
  Total Return Fund                           11/08/82       20.25%        78.68%       527.39%      12.31%       13.86%

  THE ONE GROUP(R)INVESTMENT TRUST
  Asset Allocation Fund                       08/01/94       10.46%           NA*        29.21%         NA*       11.18%
  Government Bond Fund                        08/01/94        1.35%           NA*        15.12%         NA*        6.00%
  Growth Opportunities Fund++                 08/01/94       14.54%           NA*        34.93%         NA*       13.19%
  Large Company Growth Fund                   08/01/94       15.15%           NA*        41.13%         NA*       15.31%
-----------------------------------------------------------------------------------------------------------------------------


   * Performance information is not available for all or part of the period indicated (See Fund Inception Date).

  ** SEC and NASD regulations require that any reporting of product performance be accompanied by standardized data and the disclosures are on the following page. Please review this information and a product prospectus before investing.

 *** Percent change in unit value price represents total return after the deduction of a 1.3% annual asset fee.

   + Numbers in this column represent the total percentage change in the unit value for the period indicated. This is not an annual return figure.

  ++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

  *+ Performance for some funds reflects performance for periods before the fund was actually available in the separate account. That hypothetical performance is calculated by imposing contract charges on actual fund performance, to determine how the fund would have performed if it had been available in the separate account.

  ++ Formerly Small Company Growth Fund

-----------------------------------------------------------------------------------------------------------------------------
                                Total Return: Assuming Contract Surrendered (Standardized)
                Approximate Percent Change in Net Assets with Capital Gains and Income Dividends Reinvested
-----------------------------------------------------------------------------------------------------------------------------
                                                          Inception      1 Yr. to     5 Yr. to      10 Yr. to  Inception to
 Funds++                                                    Date*+       12/31/96     12/31/96      12/31/96     12/31/96
-----------------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND
  Equity-Income Portfolio                                  10/09/86         4.39%        13.82%       9.90%        9.25%
  Overseas Portfolio                                       01/28/87         3.34%         4.50%         NA*        3.67%

  NATIONWIDE SEPARATE ACCOUNT TRUST
  Money Market Fund                                        11/10/81        -4.66%        -0.61%       1.65%        3.35%
  Total Return Fund                                        11/08/82        11.85%         9.31%       8.75%       12.12%

  THE ONE GROUP(R)INVESTMENT TRUST
  Asset Allocation Fund                                    08/01/94         2.06%           NA*         NA*        5.74%
  Government Bond Fund                                     08/01/94        -6.95%           NA*         NA*        0.44%
  Growth Opportunities Fund++                              08/01/94         6.14%           NA*         NA*        7.76%
  Large Company Growth Fund                                08/01/94         6.75%           NA*         NA*       10.01%
-----------------------------------------------------------------------------------------------------------------------------


  The above illustration represents past fund performance based on a $1,000 hypothetical investment. The performance figures reflect the deduction of a 1.3% annual asset fee, a $30 annual administrative charge, and a maximum of a 6.0% contingent deferred sales charge (after one year, declining thereafter). They also reflect the application of an annual 10% free withdrawal privilege available after the first year. Investment principal and investment returns are not guaranteed under these variable options. Account values at the time of redemption may be more or less than the purchase payment, due to market fluctuations and any specific charges that may apply. This is neither an offer to sell nor a solicitation to buy securities. The results shown are not a representation of future investment performance. Any comparisons should be made only after a recognition of the differences in the investment policies and objectives of the funds' investments. This report is authorized for distribution to prospective investors only when preceded or accompanied by prospectuses containing more complete information, which should be read carefully before investing or sending money.

   * Performance information is not available for all or part of the period indicated (See Fund Inception Date).

  ++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

  *+ Performance for some funds reflects performance for periods before the fund was actually available in the separate account. That hypothetical performance is calculated by imposing contract charges on actual fund performance, to determine how the fund would have performed if it had been available in the separate account.

  ++ Formerly Small Company Growth Fund

--------------------------------------------------------------------------------
                        NATIONWIDE VA SEPARATE ACCOUNT-C

              (formerly Financial Horizons VA Separate Account-3)
          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                               December 31, 1996

ASSETS:
   Investments at market value:
      Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
         1,881,111 shares (cost $35,583,006)                                                                  $ 39,559,761
      Fidelity VIP - Overseas Portfolio (FidVIPOv)
         406,973 shares (cost $6,951,537)                                                                        7,667,369
      Nationwide SAT - Money Market Fund (NSATMyMkt)
         5,190,551 shares (cost $5,190,551)                                                                      5,190,551
      Nationwide SAT - Total Return Fund (NSATTotRe)
         1,618,290 shares (cost $19,739,835)                                                                    21,474,710
      One Group - Asset Allocation Fund (OGAstAll)
         1,198,573 shares (cost $13,477,306)                                                                    14,298,978
      One Group - Government Bond Fund (OGGvtBd)
         1,443,273 shares (cost $14,683,383)                                                                    14,649,224
      One Group - Growth Opportunities Fund (OGGrOpp)
         1,844,356 shares (cost $22,297,061)                                                                    22,335,156
      One Group - Large Company Growth Fund (OGLgCoGr)
         3,137,882 shares (cost $38,115,643)                                                                    42,894,845
                                                                                                             -------------
            Total investments                                                                                  168,070,594
   Accounts receivable                                                                                               4,148
                                                                                                             -------------
            Total assets                                                                                       168,074,742
                                                                                                             =============
CONTRACT OWNERS' EQUITY                                                                                      $ 168,074,742
                                                                                                             =============

Contract owners' equity represented by:

                                                                                 UNITS        UNIT VALUE
                                                                               ---------      ----------
   Fidelity VIP - Equity-Income Portfolio:
      Tax qualified                                                              972,607     $ 15.239003     $ 14,821,561
      Non-tax qualified                                                        1,623,389       15.239003       24,738,830

   Fidelity VIP - Overseas Portfolio:
      Tax qualified                                                              194,098       11.543398        2,240,550
      Non-tax qualified                                                          470,134       11.543398        5,426,944

   Nationwide SAT - Money Market Fund:
      Tax qualified                                                              174,349       10.965501        1,911,824
      Non-tax qualified                                                          299,032       10.965501        3,279,036

   Nationwide SAT - Total Return Fund:
      Tax qualified                                                              527,663       14.965912        7,896,958
      Non-tax qualified                                                          907,271       14.965912       13,578,138

   One Group - Asset Allocation Fund:
      Tax qualified                                                              404,004       12.921017        5,220,143
      Non-tax qualified                                                          602,084       12.921017        7,779,538
      Initial Funding by Depositor (note 1a)                                      97,500       13.329211        1,299,598

   One Group - Government Bond Fund:
      Tax qualified                                                              337,711       11.511652        3,887,612
      Non-tax qualified                                                          419,072       11.511652        4,824,211
      Initial Funding by Depositor (note 1a)                                     500,000       11.875401        5,937,701

   One Group - Growth Opportunities Fund:
      Tax qualified                                                              569,164       13.492662        7,679,537
      Non-tax qualified                                                        1,083,660       13.492662       14,621,458
      Initial Funding by Depositor (note 1a)                                       2,500       13.919060           34,798

   One Group - Large Company Growth Fund:
      Tax qualified                                                            1,008,706       14.112701       14,235,566
      Non-tax qualified                                                        1,721,371       14.112701       24,293,194
      Initial Funding by Depositor (note 1a)                                     300,000       14.558482        4,367,545
                                                                               =========       =========    -------------
                                                                                                            $ 168,074,742
                                                                                                            =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        NATIONWIDE VA SEPARATE ACCOUNT-C
              (FORMERLY FINANCIAL HORIZONS VA SEPARATE ACCOUNT-3)

         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

     YEARS ENDED DECEMBER 31, 1996, 1995 AND FOR THE PERIOD AUGUST 17, 1994
             (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1994

                                                                           1996               1995              1994
                                                                      -------------       ----------        ----------
INVESTMENT ACTIVITY:
   Reinvested capital gains and dividends                               $ 6,651,936        2,002,557           189,360
   Mortality, expense and administration charges (note 2)                (1,332,177)        (286,944)          (16,244)
                                                                      -------------       ----------        ----------
         Net investment activity                                          5,319,759        1,715,613           173,116
                                                                      -------------       ----------        ----------

   Proceeds from mutual fund shares sold                                  6,134,856        1,251,516           227,439
   Cost of mutual fund shares sold                                       (5,900,535)      (1,229,073)         (229,947)
                                                                      -------------       ----------        ----------
      Realized gain (loss) on investments                                   234,321           22,443            (2,508)
   Change in unrealized gain (loss) on investments                        8,440,018        3,901,932          (309,680)
                                                                      -------------       ----------        ----------
      Net gain (loss) on investments                                      8,674,339        3,924,375          (312,188)
                                                                      -------------       ----------        ----------
         Net increase (decrease) in contract owners'
            equity resulting from operations                             13,994,098        5,639,988          (139,072)
                                                                      -------------       ----------        ----------

EQUITY TRANSACTIONS:
   Purchase payments received from contract owners                       97,359,956       39,177,663        15,808,617
   Redemptions                                                           (3,074,851)        (462,025)          (10,793)
   Annual contract maintenance charge (note 2)                              (39,851)          (7,355)           -
   Contingent deferred sales charges (note 2)                              (162,806)         (19,836)           -
   Adjustments to maintain reserves                                          10,270              521               218
                                                                      -------------       ----------        ----------
         Net equity transactions                                         94,092,718       38,688,968        15,798,042
                                                                      -------------       ----------        ----------

NET CHANGE IN CONTRACT OWNERS' EQUITY                                   108,086,816       44,328,956        15,658,970
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD                              59,987,926       15,658,970            -
                                                                      -------------       ----------        ----------
CONTRACT OWNERS' EQUITY END OF PERIOD                                 $ 168,074,742       59,987,926        15,658,970
                                                                      =============       ==========        ==========


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        NATIONWIDE VA SEPARATE ACCOUNT-C
              (FORMERLY FINANCIAL HORIZONS VA SEPARATE ACCOUNT-3)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1996, 1995 AND 1994

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a) Organization and Nature of Operations

      Nationwide VA Separate Account-C (formerly Financial Horizons VA Separate Account-3) (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (formerly Financial Horizons Life Insurance Company) (the Company) on July 24, 1991. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

      On August 17, 1994, the Company (Depositor) transferred to the Account 97,500 shares of the One Group-Asset Allocation Fund, 500,000 shares of the One Group-Government Bond Fund, 2,500 shares of the One Group-Growth Opportunities Fund and 300,000 shares of the One Group-Large Company Growth Fund, for which the Account was credited with 97,500 units of the One Group-Asset Allocation Fund, 500,000 units of the One Group-Government Bond Fund, 2,500 units of the One Group-Growth Opportunities Fund and 300,000 units of the One Group-Large Company Growth Fund. These amounts represent the initial funding of the Account. The value of the units purchased by the Company on August 17, 1994 was $9,000,000.

      The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Account. The primary distribution for the contracts is through banks and other financial institutions.

   (b) The Contracts

      Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of contract expenses.

      With certain exceptions, contract owners in either the accumulation or the payout phase may invest in any of the following funds:

         Portfolios of the Fidelity Variable Insurance Products Fund (Fidelity VIP);
            Fidelity VIP-Equity-Income Portfolio (FidVIPEI)
            Fidelity VIP-Overseas Portfolio (FidVIPOv)

         Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);
            Nationwide SAT-Money Market Fund (NSATMyMkt)
            Nationwide SAT-Total Return Fund (NSATTotRe)

         Funds of The One Group(R) Investment Trust (One Group);
            One Group-Asset Allocation Fund (OGAstAll)
            One Group-Government Bond Fund  (OGGvtBd)
            One Group-Growth Opportunities Fund (OGGrOpp)
               (formerly One Group-Small Company Growth Fund (OGSmCoGr))
            One Group-Large Company Growth Fund (OGLgCoGr)

      At December 31, 1996, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

       (c) Security Valuation, Transactions and Related Investment Income

      The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1996. The cost of investments sold is determined on a specific identification basis. Investment transactions are accounted on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

   (d) Federal Income Taxes

      Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

      The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

   (e) Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (f) Reclassifications

      Certain 1995 and 1994 amounts have been reclassified to conform with the current year presentation.

(2) EXPENSES

      The Company does not deduct a sales charge from purchase payments received from the contract owners. However, if any part of the contract value of such contracts is surrendered, the Company will, with certain exceptions, deduct from a contract owner's contract value a contingent deferred sales charge not to exceed 7% of the lesser of purchase payments or the amount surrendered, such charge declining 1% per year, to 0%, after the purchase payment has been held in the contract for 84 months. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company.

      The following contract charges are deducted by the Company: (a) an annual contract maintenance charge of $30 which is satisfied by surrendering units; and (b) a mortality risk charge, an expense risk charge and an administration charge assessed through the daily unit value calculation equal to an annual rate of 0.80%, 0.45% and 0.05%, respectively. No charges are deducted from the initial funding by the Depositor, or from earnings thereon.

(3) SCHEDULE I

      Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented in the following format:

            o  Beginning unit value - Jan. 1

            o  Reinvested capital gains and dividends
               (This amount reflects the increase in the unit value due to capital gains and dividend distributions from the underlying mutual funds.)

            o  Unrealized gain (loss)
               (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

            o  Contract charges
               (This amount reflects the decrease in the unit value due to the mortality risk charge, expense risk charge and administration charge discussed in note 2.)

            o  Ending unit value - Dec. 31

            o  Percentage increase (decrease) in unit value.


--------------------------------------------------------------------------------
                                       17

                        NATIONWIDE VA SEPARATE ACCOUNT-C
              (FORMERLY FINANCIAL HORIZONS VA SEPARATE ACCOUNT-3)
                      TAX QUALIFIED and NON-TAX QUALIFIED
                       SCHEDULES OF CHANGES IN UNIT VALUE

     YEARS ENDED DECEMBER 31, 1996, 1995 AND FOR THE PERIOD AUGUST 17, 1994
             (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1994

                                         FidVIPEI       FidVIPOv      NSATMyMkt     NSATTotRe        OGAstALL           OGGvtBd
                                         --------       --------      ---------     ---------        --------           -------
1996
   Beginning unit value - Jan. 1      $13.510928      10.330773      10.569801     12.445719        11.697239         11.358330
--------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                       .623256        .254174        .537256       .829218          .661259           .652837
--------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)               1.291479       1.101090        .000000      1.867931          .722057          (.352317)
--------------------------------------------------------------------------------------------------------------------------------
   Contract charges                     (.186660)      (.142639)      (.141556)     (.176956)        (.159538)         (.147198)
--------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31        $15.239003      11.543398      10.965501     14.965912        12.921017         11.511652
--------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                           13%            12%             4%           20%              10%                1%
================================================================================================================================

1995
   Beginning unit value - Jan. 1      $10.132457       9.542958      10.135415      9.767528         9.819156          9.861504
--------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                       .792320        .072990        .569798       .967739          .579713           .822180
--------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)               2.740385        .842800        .000000      1.856379         1.438638           .813939
--------------------------------------------------------------------------------------------------------------------------------
   Contract charges                     (.154234)      (.127975)      (.135412)     (.145927)        (.140268)         (.139293)
--------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31        $13.510928      10.330773      10.569801     12.445719        11.697239         11.358330
--------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                           33%             8%             4%           27%              19%               15%
================================================================================================================================

1994
   Beginning unit value**             $10.000000      10.000000      10.000000     10.000000        10.000000         10.000000
--------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                       .118045        .000000        .191073       .373048          .057220           .220096
--------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                .064681       (.408918)       .000000      (.556634)        (.189436)         (.310075)
--------------------------------------------------------------------------------------------------------------------------------
   Contract charges                     (.050269)      (.048124)      (.055658)     (.048886)        (.048628)         (.048517)
--------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31        $10.132457       9.542958      10.135415      9.767528         9.819156          9.861504
--------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                            1%           (5)%             1%          (2)%             (2)%              (1)%
================================================================================================================================


  * An annualized rate of return cannot be determined as contract charges do not include the annual contract maintenance charge discussed in note 2.

 ** August 17, 1994 - Commencement of operations.

                        NATIONWIDE VA SEPARATE ACCOUNT-C
              (FORMERLY FINANCIAL HORIZONS VA SEPARATE ACCOUNT-3)
                      TAX QUALIFIED and NON-TAX QUALIFIED
                       SCHEDULES OF CHANGES IN UNIT VALUE

     YEARS ENDED DECEMBER 31, 1996, 1995 AND FOR THE PERIOD AUGUST 17, 1994
             (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1994

                                          OGGrOpp        OGLgCoGr      OGAstAll+       OGGvtBd+         OGGrOpp+         OGLgCoGr+
                                          -------        --------      ---------       --------         --------         ---------
1996
   Beginning unit value - Jan. 1       $11.819338       12.255940      11.909104      11.564087        12.033480         12.477892
-----------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                       1.232041         .463877        .680369        .670213         1.270410           .477695
-----------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                 .608263        1.564401        .739738       (.358899)         .615170          1.602895
-----------------------------------------------------------------------------------------------------------------------------------
   Contract charges                      (.166980)       (.171517)       .000000        .000000          .000000           .000000
-----------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31         $13.492662       14.112701      13.329211      11.875401        13.919060         14.558482
-----------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                            14%             15%            12%             3%              16%               17%
===================================================================================================================================

1995
   Beginning unit value - Jan. 1       $ 9.652463       10.003154       9.867500       9.910061         9.700000         10.052392
-----------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                        .502502         .267432        .588453        .833693          .511358           .271374
-----------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                1.808029        2.131887       1.453151        .820333         1.822122          2.154126
-----------------------------------------------------------------------------------------------------------------------------------
   Contract charges                      (.143656)       (.146533)       .000000        .000000          .000000           .000000
-----------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31         $11.819338       12.255940      11.909104      11.564087        12.033480         12.477892
-----------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                            22%             23%            21%            17%              24%               24%
===================================================================================================================================

1994
   Beginning unit value**              $10.000000       10.000000      10.000000      10.000000        10.000000         10.000000
-----------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                        .000000         .062315        .057500        .220976          .000000           .062570
-----------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                (.299205)       (.009786)      (.190000)      (.310915)        (.300000)         (.010178)
-----------------------------------------------------------------------------------------------------------------------------------
   Contract charges                      (.048332)       (.049375)       .000000        .000000          .000000           .000000
-----------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31         $ 9.652463       10.003154       9.867500       9.910061         9.700000         10.052392
-----------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                           (3)%              0%           (1)%           (1)%             (3)%                1%
===================================================================================================================================

  * An annualized rate of return cannot be determined as contract charges do not include the annual contract maintenance charge discussed in note 2.

 ** August 17, 1994 - Commencement of operations.

  + For Depositor, see note 1a.

See note 3.

--------------------------------------------------------------------------------

                          Independent Auditors' Report

The Board of Directors of Nationwide Life and Annuity Insurance Company
   (formerly Financial Horizons Life Insurance Company) and
   Contract Owners of Nationwide VA Separate Account-C
   (formerly Financial Horizons VA Separate Account-3):

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VA Separate Account-C (formerly Financial Horizons VA Separate Account-3) as of December 31, 1996, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the two year period then ended and the period August 17, 1994 (commencement of operations) through December 31, 1994. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VA Separate Account-C (formerly Financial Horizons VA Separate Account-3) as of December 31, 1996, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the two year period then ended and the period August 17, 1994 (commencement of operations) through December 31, 1994 in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 7, 1997

--------------------------------------------------------------------------------
                                       20

         This report is for the information of contract owners with funds in the Nationwide VA Separate Account-C. It may also be used, from time to time, as sales literature, but only when accompanied or preceded by the current prospectus, which contains complete information about the contracts which invest in the separate account, and their fees, charges and expenses. If this report is used as sales literature after March 31, 1997, it must be accompanied by the fund performance report reflecting performances for the most recently completed calendar quarter. Prospective investors should read the prospectus carefully before investing.

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                                                                                       --------------
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY                                            Bulk Rate
HOME OFFICE: ONE NATIONWIDE PLAZA o COLUMBUS, OHIO 43215-2220                           U.S. Postage
                                                                                            PAID
                                                                                       Columbus, Ohio
                                                                                       Permit No. 521
                                                                                       --------------


Nationwide(R) is a registered federal service mark of Nationwide Mutual Insurance Company